UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Amy J. Lee

227 West Monroe Street, Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 827-0100

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2015 – November 30, 2015

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIMINVESTMENTS.COM/GBAB

... YOUR LINK TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE GUGGENHEIM BUILD
AMERICA BONDS MANAGED DURATION TRUST

The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gbab, you will find:
  Daily, weekly and monthly data on share prices, net asset values, distributions and more
  Monthly portfolio overviews and performance analyses
  Announcements, press releases and special notices
  Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Trust’s website in an ongoing effort to provide you with the most current information about how your Trust’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Trust.

(Unaudited)	November 30, 2015

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance for the six-month period ended November 30, 2015.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. Under normal market conditions, the Trust invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in a diversified portfolio of taxable municipal securities known as Build America Bonds or BABs.

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2015, the Trust provided a total return based on market price of 5.28% and a total return based on NAV of 1.02%. As of November 30, 2015, the Trust’s market price of $21.93 per share represented a discount of 3.60% to its NAV of $22.75 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.

From June 2015 through November 2015, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.56% based on the Trust’s closing market price of $21.93 on November 30, 2015. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 41 for more information on distributions for the period.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Trust. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 57 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ distributions in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	November 30, 2015

To learn more about the Trust’s performance and investment strategy for the semiannual period ended November 30, 2015, we encourage you to read the Questions & Answers section of this report, which begins on page 5. We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at guggenheiminvestments.com/gbab.

Sincerely,

Donald C. Cacciapaglia
President and Chief Executive Officer
Guggenheim Build America Bonds Managed Duration Trust
December 31, 2015

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QUESTIONS & ANSWERS (Unaudited)	November 30, 2015

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Assistant Chief Investment Officer; and James E. Pass, Senior Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the six-month period ended November 30, 2015.

What were the most important developments in the Trust over the past six months?

For the period, the Trust outperformed relative to major equity and fixed income indices, as interest rates jumped around in anticipation of a U.S. Federal Reserve interest rate hike—expected initially in September but actually occurring late in the fourth quarter. The Trust experienced excess performance for the period, returning 5.28% on a market price basis (1.02% on an NAV basis), compared with the 0.69% return of the Bank of America Merrill Lynch Build America Bond Index. The outperformance was due to the Trust’s lower duration as rate volatility continued over the period and security selection within the Build America Bonds (“BABs”) market. The Trust held interest rate swaps over the period to help protect the portfolio from interest rate volatility.

What is the Trust’s investment objective and how is it pursued?

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as BABs. Under normal market conditions, the Trust invests at least 80% of its managed assets (net assets plus leverage) (“Managed Assets”) in BABs. The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Recovery and Reinvestment Act of 2009 (the “Act”), municipal securities, the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans, and other income-producing securities.

At least 80% of the Trust’s Managed Assets are invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. The Trust does not invest more than 25% of its Managed Assets in municipal securities in any one state of origin or more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2015

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports, and public buildings, pursuant to the Act. In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Sub-Adviser employs investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years. At November 30, 2015, the Trust’s duration was approximately 8 years. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

The Sub-Adviser may seek to manage the duration of the Trust’s portfolio through the use of derivative instruments, including U.S. Treasury swaps, credit default swaps, total return swaps, and futures contracts, in an attempt to reduce the overall volatility of the Trust’s portfolio to changes in market interest rates. The Sub-Adviser used derivative instruments to manage the duration of the Trust’s portfolio during the period. The Sub-Adviser may seek to manage the Trust’s duration in a flexible and opportunistic manner based primarily on then-current market conditions and interest rate levels. The Trust may incur costs in implementing the duration management strategy, but such strategy will seek to reduce the volatility of the Trust’s portfolio.

What were the significant events affecting the economy and market environment over the past six months?

At the U.S. Federal Reserve’s Federal Open Market Committee (the Fed FOMC) meeting on December 16, after the period ended, the Fed raised their target Fed Funds rate by 25 bps. This decision to tighten monetary policy was in recognition that growth in the U.S. economy is sufficient to meet expectations in the current recovery. Historically, the period when the Fed begins to tighten leads to an initial sell-off in the bond market, as investors brace themselves for the ill-effects of restrictive monetary policy on the economy. Then, as investors realize the Fed is raising rates because the economy is strong, the fear of defaults diminishes and credit spreads tighten again.

Turning to equities in the U.S., valuations are approaching highs not seen since the internet bubble, based on the historical relationship of total market cap to GDP relative to interest rates. However, valuation is a poor timing tool—just because as securities get expensive doesn’t mean they won’t get more expensive. Meanwhile, equity valuations in Europe look reasonable, and valuations in certain emerging markets look downright cheap.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2015

At the end of the period, U.S. investors could draw optimism from the fundamental strength of the U.S. economy, seasonal factors that continue to kick in support for equity prices, and expectations that the holiday retail season would be a good one. Abroad, investors need to have more faith in the willingness and ability of central bankers to print money. In Europe and Japan, bad news is good news, and with any real signs of weakness, the policymakers should respond with further accommodation.

Among positives for the U.S. economy, the consumer price index rose by 0.2% in October after two months of declines, and has begun to accelerate in year-over-year terms due to positive base effects. The Empire State Manufacturing Survey posted its strongest growth since July, and September job openings of 5.52 million beat expectations. Although October retail sales growth of just 0.1% was disappointing, consumer sentiment rebounded in October and November, and the outlook for consumer spending is bright. Another positive could be El Niño, the massive weather pattern that, as it gains strength, should actually become a boon to the U.S. economy, potentially adding 1.5% to gross domestic product (GDP) in the first quarter.

With the Fed’s first rate hike in seven years now decided, the tailwinds of positive economic data, accommodative global central banks, and positive seasonal forces are bolstering market resilience and reaffirming a positive environment backdrop for risk assets.

How did the Trust perform for the six months ended November 30, 2015?

All Trust returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2015, the Trust provided a total return based on market price of 5.28% and a total return based on NAV of 1.02%. As of November 30, 2015, the Trust’s market price of $21.93 per share represented a discount of 3.60% to its NAV of $22.75 per share. As of May 31, 2015, the Trust’s market price of $21.64 per share represented a discount of 7.32% to its NAV of $23.35 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Trust expenses.

From June 2015 through November 2015, the Trust paid monthly distributions of $0.13817 per share, representing an annualized distribution rate of 7.56% based on the Trust’s closing market price of $21.93 on November 30, 2015. The Trust’s distribution rate is not constant and the amount of distributions, when declared by the Trust’s Board of Trustees, is subject to change based on the performance of the Trust. Please see Note 2(d) on page 41 for more information on distributions for the period.

Why did the Trust accrue excise tax during the period?

As a registered investment company, the Trust is subject to a 4% excise tax that is imposed if the Trust does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 7

QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2015

in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the fund’s fiscal year). The Trust generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Trust’s income and capital gains can vary significantly from year to year, the Trust seeks to maintain more stable monthly distributions over time. The Trust may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Trust and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.

How did other markets perform in this environment?

The return of the Bank of America Merrill Lynch Build America Bond Index was 0.69% for the six months ended November 30, 2015. The Barclays U.S. Aggregate Bond Index returned -0.12% for the period, and the Barclays U.S. Corporate High Yield Index returned -5.84%. The Credit Suisse Leveraged Loan Index return was -2.54%. The Bank of America Merrill Lynch ABS Master BBB-AA Index returned 0.69%. The S&P 500 Index returned 0.21%.

Discuss Trust asset allocation for the six-month period ended November 30, 2015.

The Trust’s asset allocation did not change significantly over the six-month period. Approximately 90% of the Trust’s long-term investments (excluding cash) remain in BABs and Qualified School Construction Bonds (QSCBs), which are qualifying investments given the Trust’s policy of investing at least 80% of its Managed Assets in BABs. The rest of the Trust’s Managed Assets, approximately 10% of the Trust’s long-term investments, were invested in non-BABs securities, such as asset-backed securities (ABS) and bank loans.

Discuss the Trust’s performance and sectors the Trust is most heavily invested in.

Spread-tightening in the taxable municipal sector (including BABs and QSCBs) and the non-BABs portion of the portfolio contributed to performance for the period.

The Trust’s BABs portfolio performance was driven by positive security selection and lower interest rate sensitivity than the benchmark amid ongoing rate volatility. The Trust slightly lowered duration over the period and slightly increased credit quality, to help manage risk. In addition, the Trust held interest rate swaps over the period to help manage the cost of leverage and to manage duration. The Trust continued to focus on A-rated taxable municipals in credit selection.

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2015

As for the Trust’s non-BABs components, ABS performance matched that of the Build America Bonds Index, and outperformed bank loans for the period. Much of the non-BABs exposure is floating rate, which acts as a buffer to market volatility.

The backup in spreads late in the period presented an opportunity for the non-BABs portfolio, as GPIM focuses on identifying strong quality credits and analyzes potentially oversold bonds for attractive entry points. Upper middle-market high-yield bonds and bank loans (tranches of $300 to $750 million) remain attractive, as they are often overlooked and underfollowed.

What is the Trust’s leverage (borrowing) strategy?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Trust’s total return during this period. The Trust utilizes leverage as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. Leverage will not exceed 33.33% of the Trust’s Managed Assets.

As of November 30, 2015, the Trust’s leverage was approximately 23% of Managed Assets, about the same as six months ago. The Trust currently employs leverage through reverse repurchase agreements with at least three different counterparties and a credit facility with a major bank.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and could magnify the effect of any losses.

What is the current outlook for the taxable municipal sector that includes Build America Bonds?

Issuance of taxable municipal bonds offers issuers—such as states, local governments, and non-profit organizations—an opportunity to diversify its bondholders and allows funding of certain projects not eligible for tax-exempt bonds. Prior to the creation of the BABs Program and other federally sponsored programs, taxable municipal issuance had averaged approximately $35 billion per year or roughly 10% of total municipal issuance. During the BAB years (2009 and 2010), over $187 billion of taxable municipal bonds were issued. Although BABs are no longer issued, they do trade actively in the secondary market.

The ongoing effects of federal sequestration—automatic spending cuts that were negotiated as part of the fiscal cliff legislation in 2013—continue to hang over the BABs market. One ongoing impact is reductions in the federal subsidy used to pay the coupon on BABs. It was cut by more than 7% in each of the past two years and is being cut almost 7% for fiscal 2016, which began October 1, 2015. The lower subsidy effectively increases the cost of borrowing for issuers. Although the reduction in the

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QUESTIONS & ANSWERS (Unaudited) continued	November 30, 2015

subsidy entitles issuers to redeem bonds early, few have actually taken that step thus far, limiting refunding volume. However, more issuers may want to take advantage of the provision the longer sequestration continues.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Bank of America Build America Bond Index is designed to track the performance of U.S. dollar-denominated Build America Bonds publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. market.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S.-dollar-denominated leveraged loan market.

The BofA/ML ABS Master BBB-AA Index is a subset of The BofA Merrill Lynch U.S. Fixed Rate Asset Backed Securities Index including all securities rated AA1 through BBB3, inclusive.

The Standard & Poor’s (“S&P 500”) Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Please see guggenheiminvestments.com/gbab for a detailed discussion of the Trust’s risks and considerations.

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TRUST SUMMARY (Unaudited)	November 30, 2015

Trust Statistics
Share Price	$21.93
Net Asset Value	$22.75
Discount to NAV	-3.60%
Net Assets ($000)	$396,181

AVERAGE ANNUAL TOTAL RETURNS FOR
THE PERIOD ENDED NOVEMBER 30, 2015
					Since
	Six Month	One	Three	Five	Inception
	(non-annualized)	Year	Year	Year	(10/27/10)
Guggenheim Build America Bonds Managed Duration Trust
NAV	1.02%	2.77%	5.72%	10.99%	10.72%
Market	5.28%	7.72%	5.84%	9.54%	9.36%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data reflects fees and expenses of the Trust. The deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gbab. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Holdings Diversification
(Market Exposure as % of Net Assets)	% of Net Assets
Investments:
Municipal Bonds	112.7%
Asset Backed Securities	7.7%
Senior Floating Rate Interests	4.4%
Corporate Bonds	2.4%
Preferred Stocks	1.3%
Collateralized Mortgage Obligations	1.0%
Money Market Fund	0.2%
Common Stocks	0.0%*
Total Investment	129.7%
Other Assets & Liabilities, net	-29.7%
Net Assets	100.0%
*Less than 1.0%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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TRUST SUMMARY (Unaudited) continued	November 30, 2015

Ten Largest Holdings
(% of Total Net Assets)
State of West Virginia, Higher Education Policy Commission,
Revenue Bonds, Federally Taxable Build America Bonds 2010	3.6%
New Jersey Turnpike Authority Revenue Bonds	3.5%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds	3.2%
California, General Obligation Bonds, Various Purpose,
Taxable Build America Bonds	3.1%
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds	3.0%
Noblesville Multi-School Building Corporation, Hamilton
County, Indiana, Taxable Unlimited Ad Valorem Property
Tax First Mortgage Bonds, Build America Bonds	3.0%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds	3.0%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds	2.9%
El Paso, Texas, Combination Tax and Revenue Certification of
Obligation, Taxable Build America Bonds	2.9%
County of Miami-Dade Florida Transit System Revenue Bonds	2.9%
Top Ten Total	31.1%
"Ten Largest Holdings" exclude any temporary cash or derivative investments

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TRUST SUMMARY (Unaudited) continued	November 30, 2015

Portfolio Composition by Quality Rating*
% of Total
Rating	Investments
Fixed Income Instruments
AAA	2.2%
AA	55.8%
A	25.0%
BBB	8.0%
BB	2.0%
B	2.9%
CCC	1.2%
CC	0.0%***
C	0.0%***
D	0.0%***
NR**	1.8%
Other Instruments
Preferred Stocks	1.0%
Common Stock	0.0%***
Short Term Investments	0.1%
Total Investments	100.0%
*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.
***	Less than 0.1%

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TRUST SUMMARY (Unaudited) continued	November 30, 2015

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PORTFOLIO OF INVESTMENTS (Unaudited)	November 30, 2015

	Shares	Value
COMMON STOCKS† – 0.0%**
Communications – 0.0%**
Cengage Learning Acquisitions, Inc.*,††	3,457	$80,808
Basic Materials – 0.0%**
Mirabela Nickel Ltd.*,†††,1	335,401	24
Total Common Stocks
(Cost $196,350)		80,832
PREFERRED STOCKS† – 1.3%
Industrial – 1.3%
Seaspan Corp.
9.50%2,3	200,000	5,042,000
Financial – 0.0%**
WhiteHorse II Ltd.
06/15/17*,†††,1,3,4,6,7	200,000	20
GSC Partners CDO Fund V Ltd.
11/20/16*,†††,1,4,6,7	475	–
Total Financial		20
Total Preferred Stocks
(Cost $5,022,025)		5,042,020
	Face
	Amount	Value
MONEY MARKET FUND† – 0.2%
Dreyfus Treasury Prime Cash Management Institutional Shares, 0.00%10	$615,195	615,195
Total Money Market Fund
(Cost $615,195)		615,195
	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7%
California – 22.9%
Los Angeles, California, Department of Water & Power Revenue,
Taxable Build America Bonds8
7.00% due 07/01/41	10,000,000	11,699,300
7.00% due 07/01/41	10,000,000	11,678,500
Santa Ana Unified School District, California, General Obligation
Bonds, Federal Taxable Build America Bonds8
7.10% due 08/01/40	7,755,000	10,036,909
6.80% due 08/01/30	2,245,000	2,743,884
California, General Obligation Bonds, Various Purpose, Taxable
Build America Bonds8
7.70% due 11/01/30	10,000,000	12,199,900

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
California – 22.9% (continued)
Oakland Unified School District, County of Alameda, California,
Taxable General Obligation Bonds, Election of 2006,
Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/333	$10,000,000	$10,890,800
Long Beach Unified School District, California, Qualified School
Construction Bonds, Federally Taxable, Election of 2008,
General Obligation Bonds
5.91% due 08/01/25	7,500,000	8,813,850
Metropolitan Water District, Southern California, Water Revenue
Bonds, 2010 Authorization, Taxable Build America Bonds8
6.95% due 07/01/40	5,000,000	5,866,100
Riverside Community College District, Riverside County, California,
Election of 2004 General Obligation Bonds,
Taxable Build America Bonds8
7.02% due 08/01/40	5,000,000	5,785,850
Sonoma Valley Unified School District, General Obligation,
Federally Taxable Bonds
7.12% due 08/01/283	3,330,000	3,869,194
Culver City Redevelopment Agency, California, Taxable Tax Allocation
Bonds, Culver City Redevelopment Project
8.00% due 11/01/20	3,000,000	3,270,600
Monrovia Unified School District, Los Angeles County, California,
Election of 2006 General Obligation Bonds, Build America
Bonds, Federally Taxable8
7.25% due 08/01/283	1,025,000	1,274,024
Cypress Elementary School District (Orange County, California),
General Obligation Bonds, Direct Pay Qualified School
Construction Bonds, 2008 Election
6.65% due 08/01/253	660,000	775,361
6.05% due 08/01/213	340,000	379,889
Placentia-Yorba Linda Unified School District (Orange County, California),
General Obligation Bonds, Federally Taxable Direct-Pay Qualified
School Construction Bonds, Election of 2008
5.40% due 02/01/263	1,000,000	1,138,660
Alhambra Unified School District, Elementary Schools Improvement
District, Los Angeles County, California, Election of 2008
General Obligation Bonds, Federally Taxable
6.70% due 02/01/263	500,000	620,420
Total California		91,043,241
Illinois – 11.6%
Northern Illinois University, Auxiliary Facilities System Revenue
Bonds, Build America Program, Taxable8
8.15% due 04/01/41	5,000,000	5,708,600
7.95% due 04/01/353	4,500,000	5,108,760

See notes to financial statements.

16 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Illinois – 11.6% (continued)
Chicago, Illinois, Second Lien Wastewater Transmission Revenue
Project Bonds, Taxable Build America Bonds8
6.90% due 01/01/40	$5,100,000	$5,921,202
Illinois, General Obligation Bonds, Taxable Build America Bonds8
7.35% due 07/01/35	5,000,000	5,483,050
City of Chicago Illinois General Obligation Unlimited
6.26% due 01/01/40	3,575,000	3,264,118
5.43% due 01/01/42	1,870,000	1,650,574
County of Cook Illinois General Obligation Unlimited
6.23% due 11/15/343	4,210,000	4,549,116
Chicago, Illinois, Board of Education, Unlimited Tax General Obligation
Bonds, Dedicated Revenues, Taxable Build America Bonds8
6.52% due 12/01/403	5,000,000	4,251,700
Chicago, Illinois, Second Lien Water Revenue Bonds,
Taxable Build America Bonds8
6.74% due 11/01/403	2,990,000	3,473,334
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Council
Project, Recovery Zone Economic Development Bonds
7.23% due 10/15/353	3,000,000	3,349,320
Southwestern Illinois, Development Authority, Taxable Local Government,
Program Revenue Bonds, Flood Prevention District Project,
Build America Bonds8
7.03% due 04/15/323	2,000,000	2,229,560
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	962,466
6.73% due 04/01/35	200,000	210,174
Total Illinois		46,161,974
Washington – 10.1%
Washington State University, Housing and Dining System
Revenue Bonds, Taxable Build America Bonds8
7.40% due 04/01/41	6,675,000	9,271,975
7.10% due 04/01/32	3,325,000	4,281,104
Public Hospital District No. 1, King County, Washington, Valley
Medical Center, Hospital Facilities Revenue Bonds
8.00% due 06/15/403	5,800,000	6,723,824
Washington State Convention Center Public Facilities District,
Lodging Tax Bonds, Taxable Build America Bonds8
6.79% due 07/01/40	5,000,000	6,150,900
Central Washington University, System Revenue Bonds, 2010,
Taxable Build America Bonds8
6.50% due 05/01/303	5,000,000	5,961,350
Anacortes, Washington, Utility System Improvement Revenue
Bonds, Build America Bonds8
6.48% due 12/01/30	5,000,000	5,685,600

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Washington – 10.1% (continued)
Auburn, Washington, Utility System Revenue Bonds, Taxable
Build America Bonds8
6.40% due 12/01/303	$2,000,000	$2,185,080
Total Washington		40,259,833
New Jersey – 6.4%
New Jersey Turnpike Authority Revenue Bonds
7.10% due 01/01/41	10,000,000	13,803,000
Camden County Improvement Authority, Camden County, New Jersey,
Lease Revenue Bonds, Cooper Medical School of Rowan University Project
7.75% due 07/01/343	8,000,000	9,320,320
7.85% due 07/01/353	2,000,000	2,331,980
Total New Jersey		25,455,300
Indiana – 6.3%
Noblesville Multi-School Building Corporation, Hamilton County,
Indiana, Taxable Unlimited Ad Valorem Property Tax First
Mortgage Bonds, Build America Bonds8
6.50% due 07/15/30	10,000,000	11,705,600
Evansville-Vanderburgh Independent School Building Corporation,
Unlimited Taxable Ad Valorem Property Tax First Mortgage Bonds
6.50% due 01/15/303	8,690,000	10,115,595
Knox County, Indiana, Good Samaritan Hospital Project, Taxable
Economic Development Revenue Bonds, Qualified Energy
Conservation Bonds – Direct Payment, Series 2012B
5.90% due 04/01/343	2,920,000	3,086,761
Total Indiana		24,907,956
Texas – 6.1%
Dallas, Texas, Convention Center Hotel Development Corporation,
Hotel Revenue Bonds, Taxable Build America Bonds8
7.09% due 01/01/423	10,000,000	12,674,300
El Paso, Texas, Combination Tax and Revenue Certification of
Obligation, Taxable Build America Bonds8
6.70% due 08/15/363	10,000,000	11,426,600
Total Texas		24,100,900
New York – 6.1%
Metropolitan Transportation Authority, New York, Transportation
Revenue Bonds, Taxable Build America Bonds8
6.55% due 11/15/31	5,000,000	6,181,700
7.13% due 11/15/30	5,000,000	5,981,100
Westchester County Health Care Corporation, Revenue Bonds,
Taxable Build America Bonds8
8.57% due 11/01/40	10,000,000	11,926,500
Total New York		24,089,300

See notes to financial statements.

18 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Michigan – 5.7%
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable
Build America Bonds,8
6.85% due 05/01/403	$5,000,000	$5,259,500
Whitehall District Schools, Muskegon County, Michigan, 2010 School
Building and Site Bonds, General Obligation, Unlimited Tax
Bonds, Taxable Qualified School Construction Bonds
6.10% due 05/01/263	2,500,000	2,683,475
6.50% due 05/01/293	2,000,000	2,135,140
Fraser Public School District, Macomb County, Michigan, General
Obligation Federally Taxable School Construction Bonds,
2011 School Building and Site Bonds
6.05% due 05/01/263	3,000,000	3,327,270
Detroit City School District General Obligation Unlimited
7.75% due 05/01/393	2,640,000	3,244,375
Detroit, Michigan, School District, School Building and Site Bonds,
Unlimited Tax General Obligation Bonds, Taxable Qualified
School Construction Bonds
6.65% due 05/01/293	2,640,000	2,819,362
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	1,555,000	1,654,504
Oakridge, Michigan, Public Schools, Unlimited Tax
General Obligation Bonds
6.75% due 05/01/263	1,000,000	1,070,720
Comstock Park Public Schools, Kent County, Michigan,
2011 School Building and Site Bonds, General Obligation –
Unlimited Tax, Federally Taxable – Qualified School
Construction Bonds – Direct Payment
6.30% due 05/01/263	415,000	448,847
Total Michigan		22,643,193
Florida – 4.3%
County of Miami-Dade Florida Transit System Revenue Bonds
6.91% due 07/01/393	10,000,000	11,358,600
Orlando, Florida, Community Redevelopment Agency, Taxable Tax
Increment Revenue Build America Bonds8
7.78% due 09/01/40	5,000,000	5,648,650
Total Florida		17,007,250
Pennsylvania – 4.2%
Pittsburgh, Pennsylvania, School District, Taxable Qualified
School Construction Bonds
6.85% due 09/01/293	6,870,000	8,686,908
Lebanon, Pennsylvania, Sewer Revenue Bonds,
Taxable Build America Bonds8
7.14% due 12/15/353	4,865,000	5,449,141

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Pennsylvania – 4.2% (continued)
School District of Philadelphia, Pennsylvania, General Obligation
Bonds, Series 2011A, Qualified School Construction
Bonds – (Federally Taxable – Direct Subsidy)
6.00% due 09/01/30	$2,495,000	$2,564,935
Total Pennsylvania		16,700,984
West Virginia – 3.6%
State of West Virginia, Higher Education Policy Commission, Revenue
Bonds, Federally Taxable Build America Bonds 20108
7.65% due 04/01/40	10,000,000	14,075,400
Ohio – 3.3%
American Municipal Power, Inc., Combined Hydroelectric Projects
Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28	5,000,000	6,352,700
Madison Local School District, Richland County, Ohio, School
Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/293	2,500,000	2,898,950
Cuyahoga County, Ohio, Hospital Revenue Bonds, The Metrohealth
System, Build America Bonds, Taxable8
8.22% due 02/15/403	1,950,000	2,371,122
Toronto City School District, Ohio, Qualified School Construction
Bonds General Obligation Bonds
7.00% due 12/01/28	1,230,000	1,324,218
Total Ohio		12,946,990
Colorado – 3.1%
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Build America Bonds8
7.02% due 03/15/313	7,500,000	8,873,400
Colorado, Building Excellent Schools Today, Certificates of Participation,
Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	3,264,300
Total Colorado		12,137,700
Vermont – 2.7%
Vermont State Colleges, Revenue Bonds, Taxable Build America Bonds8
7.21% due 07/01/403	7,500,000	8,451,000
6.10% due 07/01/253	2,155,000	2,406,316
Total Vermont		10,857,316

See notes to financial statements.

20 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Alabama – 2.7%
Alabama State University, General Tuition and Fee Revenue Bonds,
Taxable Direct-Pay Build America Bonds8
7.20% due 09/01/383	$5,000,000	$5,380,100
7.10% due 09/01/353	3,000,000	3,209,160
7.25% due 09/01/403	2,000,000	2,165,760
Total Alabama		10,755,020
Nevada – 2.7%
Nevada System of Higher Education University, Revenue Bonds,
Build America Bonds8
7.90% due 07/01/40	5,050,000	5,961,171
7.60% due 07/01/30	1,500,000	1,762,230
Clark County, Nevada, Airport Revenue Bonds, Build America Bonds8
6.88% due 07/01/423	1,425,000	1,599,919
Las Vegas Valley Water District, Nevada, Limited Tax General
Obligation Water Bonds, Taxable Build America Bonds8
7.10% due 06/01/393	1,200,000	1,377,540
Total Nevada		10,700,860
Louisiana – 2.5%
Orleans Parish, School Board of the Parish of Orleans, Louisiana
4.40% due 02/01/213	8,000,000	8,609,200
Tangipahoa Parish Hospital Service District No. 1, Louisiana, Taxable
Hospital Revenue Bonds, North Oaks Health System Project,
Build America Bonds8
7.20% due 02/01/423	1,055,000	1,116,359
Total Louisiana		9,725,559
Mississippi – 2.0%
Medical Center Educational Building Corporation, Taxable Build
America Bonds, University of Mississippi Medical Center
Facilities Expansion and Renovation Project8
6.84% due 06/01/353	5,000,000	5,702,650
Mississippi, Hospital Equipment and Facilities Authority, Taxable Build
America Revenue Bonds, Forrest County General Hospital Project8
7.27% due 01/01/32	1,000,000	1,079,270
7.39% due 01/01/40	905,000	976,441
Total Mississippi		7,758,361
South Carolina – 1.6%
Horry County, South Carolina, Taxable Airport Revenue Bonds,
Recovery Zone Economic Development Bonds
7.33% due 07/01/403	5,000,000	6,430,450
Puerto Rico – 1.6%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue Notes
8.75% due 02/29/166	5,000,000	5,000,000

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
MUNICIPAL BONDS†† – 112.7% (continued)
Puerto Rico – 1.6% (continued)
Puerto Rico Electric Power Authority Revenue Bonds
5.25% due 07/01/32	$1,000,000	$941,850
0.74% due 07/01/294	400,000	287,076
Total Puerto Rico		6,228,926
Georgia – 1.4%
Georgia Municipal Association, Inc., Certificates of Participation,
DeKalb County Public Schools Project
5.21% due 12/01/223	5,000,000	5,559,100
South Dakota – 0.9%
Pierre, South Dakota, Taxable Electric Revenue Bonds, Recovery
Zone Economic Development Bonds
7.50% due 12/15/40	3,490,000	3,743,269
Minnesota – 0.9%
St. Paul Housing & Redevelopment Authority,
Federally Taxable Revenue Bonds
7.25% due 02/01/353	1,660,000	1,853,573
7.50% due 02/01/403	1,540,000	1,739,476
Total Minnesota		3,593,049
Total Municipal Bonds
(Cost $383,603,724)		446,881,931
ASSET BACKED SECURITIES†† – 7.7%
Collateralized Loan Obligations – 5.8%
Churchill Financial Cayman Ltd.
2007-1A, 1.57% due 07/10/193,4,6	2,000,000	1,967,912
2007-1A, 8.37% due 07/10/193,6	1,000,000	1,005,670
2007-1A, 2.92% due 07/10/193,4,6	1,000,000	988,615
KVK CLO Ltd.
2014-3A, 2.42% due 10/15/264,6	2,000,000	1,955,812
2014-3A, 3.32% due 10/15/264,6	1,000,000	909,973
THL Credit Wind River 2014-2 CLO Ltd.
2014-2A, 2.52% due 07/15/264,6	1,000,000	983,273
2014-2A, 3.52% due 07/15/264,6	750,000	723,912
KKR Financial CLO Ltd.
2007-1A, 5.36% due 05/15/214,6	750,000	755,024
2007-1A, 2.61% due 05/15/213,4,6	500,000	496,545
CIFC Funding Ltd.
2014-1A, 3.43% due 08/14/244,6	400,000	396,938
2014-2A, 3.23% due 05/24/264,6	250,000	240,173
2007-1A, 1.84% due 05/10/214,6	200,000	193,596
2013-2A, 3.92% due 04/21/254,6	200,000	184,399
Anchorage Capital CLO 2012-1 Ltd.
2012-1A, 3.12% due 01/13/253,4,6	1,000,000	977,231

See notes to financial statements.

22 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 7.7% (continued)
Collateralized Loan Obligations – 5.8% (continued)
Atlas Senior Loan Fund IV Ltd.
2014-2A, 3.06% due 02/17/263,4,6	$1,000,000	$961,841
Eastland CLO Ltd.
2007-1A, 0.66% due 05/01/223,4,6	550,000	526,420
Marathon CLO VII Ltd.
2014-7A, 3.82% due 10/28/254,6	500,000	485,575
Silver Spring CLO Ltd.
2014-1A, 2.37% due 10/15/264,6	500,000	484,782
Neuberger Berman CLO XV
2013-15A, 3.17% due 10/15/254,6	500,000	483,042
MCF CLO I LLC
2013-1A, 6.07% due 04/20/234,6	500,000	445,940
Gramercy Park CLO Ltd.
2014-1A, 4.37% due 07/17/233,4,6	250,000	246,909
2012-1A, 0.00% due 07/17/236	250,000	164,026
TICP CLO II Ltd.
2014-2A, 3.32% due 07/20/264,6	400,000	385,298
Cratos CLO Ltd.
2007-1A, 1.47% due 05/19/213,4,6	300,000	295,174
Race Point V CLO Ltd.
2014-5A, 4.09% due 12/15/224,6	250,000	249,514
Regatta V Funding Ltd.
2014-1A, 3.47% due 10/25/264,6	250,000	248,532
Venture XII CLO Ltd.
2013-12A, 3.91% due 02/28/244,6	250,000	248,179
ALM VII R-2 Ltd.
2013-7R2A, 3.77% due 04/24/244,6	250,000	246,299
Black Diamond CLO Delaware Corp.
2005-2A, 2.12% due 01/07/184,6	250,000	245,754
Battalion CLO Ltd.
2007-1A, 2.47% due 07/14/224,6	250,000	245,413
Monroe Capital CLO 2014-1 Ltd.
2014-1A, 3.87% due 10/22/264,6	250,000	245,371
ALM VII R Ltd.
2013-7RA, 3.77% due 04/24/244,6	250,000	244,272
Greywolf CLO III Ltd.
2014-1A, 3.17% due 04/22/264,6	250,000	242,501
Blue Hill CLO Ltd.
2013-1A, 3.32% due 01/15/264,6	250,000	242,461
GoldenTree Loan Opportunities III Ltd.
2007-3A, 3.53% due 05/01/224,6	250,000	242,287
Oaktree EIF II Series Ltd.
2014-A2, 3.56% due 11/15/254,6	250,000	241,641

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 7.7% (continued)
Collateralized Loan Obligations – 5.8% (continued)
Golub Capital Partners CLO 21M Ltd.
2014-21A, 3.62% due 10/25/264,6	$250,000	$241,572
NewStar Arlington Senior Loan Program LLC
2014-1A, 3.62% due 07/25/254,6	250,000	241,506
Cerberus Onshore II CLO LLC
2014-1A, 4.32% due 10/15/234,6	250,000	240,244
Fortress Credit Opportunities V CLO Ltd.
2014-5A, 3.87% due 10/15/264,6	250,000	240,154
Ocean Trails CLO IV
2013-4A, 3.36% due 08/13/254,6	250,000	238,857
Newstar Commercial Loan Funding LLC
2013-1A, 4.90% due 09/20/234,6	250,000	237,590
Mountain Hawk I CLO Ltd.
2013-1A, 3.02% due 01/20/244,6	250,000	234,265
WhiteHorse VIII Ltd.
2014-1A, 3.08% due 05/01/264,6	250,000	232,780
Golub Capital Partners CLO 18 Ltd.
2014-18A, 4.32% due 04/25/263,4,6	250,000	232,267
Rockwall CDO Ltd.
2007-1A, 0.88% due 08/01/244,6	250,000	229,492
Mountain Hawk II CLO Ltd.
2013-2A, 3.44% due 07/22/244,6	250,000	212,020
Regatta Funding Ltd.
2007-1X, 3.64% due 06/15/204	200,000	199,895
Gallatin CLO VII Ltd.
2014-1A, 4.08% due 07/15/233,4,6	200,000	193,228
Carlyle Global Market Strategies CLO 2012-3 Ltd.
2012-3A, 10/04/243,6,7	250,000	163,788
Finn Square CLO Ltd.
2012-1A, 12/24/236,7	250,000	155,034
Great Lakes CLO 2012-1 Ltd.
2012-1A, 01/15/233,6,7	250,000	144,166
Atlas Senior Loan Fund II Ltd.
2012-2A, 01/30/243,6,7	250,000	142,526
Ares XXVI CLO Ltd.
2013-1A, 04/15/253,6,7	250,000	115,207
Ares XXV CLO Ltd.
2013-3A, 01/17/243,6,7	250,000	114,443
West CLO Ltd.
2013-1A, 11/07/255,6,7	250,000	78,749
BlackRock Senior Income Series Corp.
2004-1A, 09/15/16†††,1,3,6,7	$99,289	–
Total Collateralized Loan Obligations		23,088,087

See notes to financial statements.

24 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
ASSET BACKED SECURITIES†† – 7.7% (continued)
Collateralized Debt Obligations – 1.9%
Putnam Structured Product Funding
2008-1A, 0.65% due 10/15/383,4,6	$1,734,780	$1,709,214
Gramercy Real Estate CDO 2007-1 Ltd.
2007-1A, 0.64% due 08/15/564,6	1,820,303	1,694,923
N-Star REL CDO VIII Ltd.
2006-8A, 0.60% due 02/01/413,4,6	1,500,000	1,387,651
SRERS Funding Ltd.
2011-RS, 0.45% due 05/09/464,6	562,697	545,667
ACRE Commercial Mortgage Trust
2014-FL2, 2.70% due 08/15/313,4,6	500,000	496,328
Highland Park CDO I Ltd.
2006-1A, 0.72% due 11/25/513,4,6	264,121	256,103
2006-1A, 0.79% due 11/25/514,6	250,000	179,365
Putnam Structured Product CDO Ltd.
2002-1A, 0.97% due 01/10/383,4,6	370,043	350,285
Pasadena CDO Ltd.
2002-1A, 1.20% due 06/19/374,6	284,586	278,327
DIVCORE CLO Ltd.
2013-1A B, 4.09% due 11/15/323,4	250,000	244,734
Wrightwood Capital Real Estate CDO Ltd.
2005-1A, 0.81% due 11/21/404,6	250,000	239,092
Diversified Asset Securitization Holdings II, LP
2000-1X, 0.83% due 09/15/354	22,290	21,691
Total Collateralized Debt Obligations		7,403,380
Transportation – 0.0%**
Raspro Trust
2005-1A, 0.75% due 03/23/243,4,6	66,722	65,054
Bush Truck Leasing LLC
2011-AA, 5.00% due 09/25/183,9	21,607	20,842
Total Transportation		85,896
Credit Cards – 0.0%**
Credit Card Pass-Through Trust 2012-BIZ
2012-BIZ, 0.00% due 2,3,6	82,269	66,918
Insurance – 0.0%**
Insurance Note Capital VII
2005-1R1A, 0.48% due 06/09/333,4,6	52,300	47,666
Total Asset Backed Securities
(Cost $30,221,643)		30,691,947

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS††,4 – 4.4%
Industrial – 1.3%
NVA Holdings, Inc.
4.75% due 08/14/21	$594,013	$592,278
Transdigm, Inc.
3.75% due 06/04/21	493,750	480,665
NaNa Development Corp.
8.00% due 03/15/18	500,000	477,499
LSF9 Cypress
7.25% due 10/09/22	500,000	477,500
Multiplan, Inc.
3.75% due 03/19/21	404,206	392,686
Hunter Defense Technologies
6.50% due 08/04/19†††,1	380,000	373,013
Sabre, Inc.
4.00% due 02/19/19	292,745	290,368
Data Device Corp.
7.00% due 07/15/20	291,769	289,580
Element Materials Technology
5.00% due 08/06/21	270,869	268,160
Quanex Building Products Corp.
5.00% due 11/01/22	250,000	247,813
Amber Bidco Foster + Partners
4.28% due 06/30/21†††,1	250,000	245,985
SIRVA Worldwide, Inc.
7.50% due 03/27/19	237,282	228,384
Goodpack Ltd.
4.75% due 09/09/21	248,500	224,478
SI Organization
5.75% due 11/22/19	176,022	174,921
Univision Communications, Inc.
4.00% due 03/01/20	98,696	96,994
Hunter Fan Co.
6.50% due 12/20/17	75,031	74,281
Total Industrial		4,934,605

Technology – 1.0%
TIBCO Software, Inc.
6.50% due 12/04/20	694,750	635,696
Greenway Medical Technologies
6.00% due 11/04/20	638,625	619,466
Aspect Software, Inc.
7.25% due 05/07/16	555,718	507,092
Advanced Computer Software
6.50% due 03/18/22	496,250	488,806

See notes to financial statements.

26 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS†† – 4.4% (continued)
Technology – 1.0% (continued)
EIG Investors Corp.
5.00% due 11/09/19	$438,181	$430,697
First Data Corp.
3.70% due 03/23/18	350,000	346,063
GlobalLogic Holdings, Inc.
6.25% due 05/31/19	343,875	336,998
Quorum Business Solutions
5.75% due 08/07/21	218,350	215,621
Wall Street Systems
4.50% due 04/30/21	209,239	206,712
Total Technology		3,787,151

Consumer, Non-cyclical – 0.7%
Albertson’s (Safeway) Holdings LLC
5.50% due 08/25/21	794,142	792,553
Taxware Holdings
7.50% due 04/01/22†††,1	498,750	494,228
American Seafoods Group LLC / American Seafoods Finance, Inc.
6.00% due 08/19/21	500,000	491,250
Post Holdings
3.75% due 06/02/21	353,135	352,694
American Tire Distributors, Inc.
5.25% due 09/24/21	296,356	296,231
Targus Group International, Inc.
13.75% due 05/24/16†††,1	314,405	196,975
ABG Intermediate Holdings 2 LLC
5.50% due 05/27/21	98,500	97,299
Total Consumer, Non-cyclical		2,721,230

Communications – 0.5%
Cengage Learning Acquisitions, Inc.
7.00% due 03/31/20	990,000	973,606
Avaya, Inc.
6.25% due 05/29/20	528,293	399,685
6.50% due 03/30/18	290,510	246,571
Zayo Group LLC
3.75% due 05/06/21	483,827	477,856
Total Communications		2,097,718

Financial – 0.5%
Magic Newco, LLC
5.00% due 12/12/18	970,024	967,841
12.00% due 06/12/19	100,000	107,250
Safe-Guard
6.25% due 08/19/21	539,714	512,729

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
SENIOR FLOATING RATE INTERESTS†† – 4.4% (continued)
Financial – 0.5% (continued)
Integro Parent, Inc.
6.75% due 10/31/22	$190,278	$184,569
6.75% due 10/31/22	59,722	57,382
Cunningham Lindsey U.S., Inc.
9.25% due 06/10/20	155,909	100,561
Expert Global Solutions, Inc.
8.50% due 04/03/18	102,371	101,433
Total Financial		$2,031,765

Consumer, Cyclical – 0.4%
Ceridian Corp.
4.50% due 09/15/20	714,267	594,034
Fitness International LLC
5.50% due 07/01/20	493,750	467,828
Neiman Marcus Group, Inc.
4.25% due 10/25/20	246,241	229,979
BJ’s Wholesale Club, Inc.
4.50% due 09/26/19	197,658	193,457
Minimax Viking
4.00% due 08/14/20	149,250	148,598
Container Store, Inc.
4.25% due 04/06/19	79,446	73,488
J. Crew Group, Inc.
4.00% due 03/05/21	98,747	61,964
Total Consumer, Cyclical		1,769,348

Energy – 0.0%**
PSS Companies
5.50% due 01/28/20	196,941	157,553
Total Senior Floating Rate Interests
(Cost $18,226,867)		17,499,370

CORPORATE BONDS†† – 2.4%
Basic Materials – 0.8%
Yamana Gold, Inc.
4.95% due 07/15/24	3,000,000	2,666,049
TPC Group, Inc.
8.75% due 12/15/206	238,000	165,410
Mirabela Nickel Ltd.
9.50% due 06/24/19†††,1	87,781	27,212
1.00% due 09/10/44†††,1	1,918	–
Total Basic Materials		2,858,671

See notes to financial statements.

28 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
CORPORATE BONDS†† – 2.4% (continued)
Consumer, Non-cyclical – 0.5%
Tufts Medical Center, Inc.
7.00% due 01/01/38	$1,500,000	$1,683,545
ADT Corp.
6.25% due 10/15/213	200,000	209,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/216	100,000	104,437
Bumble Bee Holdings, Inc.
9.00% due 12/15/176	100,000	102,125
Total Consumer, Non-cyclical		2,099,107

Financial – 0.5%
SunTrust Banks, Inc.
5.62% due 12/31/492,4	1,000,000	1,005,000
Columbia Property Trust Operating Partnership LP
5.88% due 04/01/18	750,000	802,783
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.37% due 04/01/206	125,000	121,094
Total Financial		1,928,877

Energy – 0.3%
Antero Resources Corp.
5.62% due 06/01/236	600,000	556,499
5.37% due 11/01/21	100,000	92,000
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
7.50% due 07/01/21	200,000	190,000
Schahin II Finance Company SPV Ltd.
5.87% due 09/25/225,9	628,500	160,268
FTS International, Inc.
7.84% due 06/15/204,6	100,000	74,249
Total Energy		1,073,016

Industrial – 0.2%
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19	800,000	652,000
CEVA Group plc
7.00% due 03/01/216	225,000	194,625
Total Industrial		846,625

Consumer, Cyclical – 0.1%
Checkers Drive-In Restaurants, Inc.
11.00% due 12/01/176	150,000	157,874
PF Chang’s China Bistro, Inc.
10.25% due 06/30/203,6	125,000	115,313

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

	Face
	Amount	Value
CORPORATE BONDS†† – 2.4% (continued)
Consumer, Cyclical – 0.1% (continued)
Atlas Air 1999-1 Class A-1 Pass Through Trust
7.20% due 01/02/193	$7,274	$7,392
Total Consumer, Cyclical		280,579

Technology – 0.0%**
Aspect Software, Inc.
10.63% due 05/15/173	180,000	150,300

Communications – 0.0%**
Avaya, Inc.
7.00% due 04/01/196	150,000	118,125
Total Corporate Bonds
(Cost $10,184,574)		9,355,300

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 1.0%
Residential Mortgage Backed Securities – 1.0%
LSTAR Securities Investment Trust
2015-4, 2.19% due 04/01/204,6	925,032	912,312
2014-1, 3.29% due 09/01/214,6	899,685	899,145
2015-10, 2.24% due 11/02/204,6	350,000	343,941
GSMSC Resecuritization Trust
2015-7R, 0.34% due 09/26/374,6	606,628	544,970
Nomura Resecuritization Trust
2012-1R, 0.67% due 08/27/473,4,6	452,434	428,093
Banc of America Funding Trust
2015-R4, 0.36% due 01/27/354,6	466,231	419,939
Soundview Home Loan Trust
2007-1, 0.39% due 03/25/374	213,476	193,056
Structured Asset Mortgage Investments II Trust 2006-AR1
2006-AR1, 0.45% due 02/25/364	30,571	25,544
Total Residential Mortgage Backed Securities		3,767,000
Total Collateralized Mortgage Obligation
(Cost $3,886,882)		3,767,000
Total Investments – 129.7%
(Cost $451,957,260)		$513,933,595
Other Assets & Liabilities, net – (29.7)%		(117,752,124)
Total Net Assets – 100.0%		$396,181,471

*	Non-income producing security.
**	Less than 0.1%
†	Value determined based on Level 1 inputs, unless otherwise noted —See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted —See Note 4.
†††	Value determined based on Level 3 inputs —See Note 4.

See notes to financial statements.

30 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

1	Security was fair valued by the Valuation Committee at November 30, 2015. The total market value of fair valued securities amounts to $1,337,457, (cost $1,956,311) or 0.3% of total net assets.
2	Perpetual maturity.
3	All or a portion of these securities have been physically segregated or earmarked in connection with borrowings, reverse repurchase agreements and unfunded loan commitments. As of November 30,
2015, the total market value of the segregated or earmarked securities was $220,784,470.
4	Variable rate security. Rate indicated is rate effective at November 30, 2015.
5	Security is in default of interest and/or principal obligations.
6	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $40,462,957 (cost $40,947,439), or 10.2% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
7	Security has no stated coupon. However, it is expected to receive residual cashflow payments on deal defined payment dates.
8	Taxable municipal bond issued as part of the Build America Bond program.
9	Security is a 144A or Section 4(a)(2) security. These securities are considered illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or
Section 4(a)(2) securities is $181,110 (cost $519,519), or less than 0.1% of total net assets—see
Note 12.
10	Rate indicated is the 7-day yield as of November 30, 2015.
Public Limited Company

See Sector Classification in Supplemental Information section.

The following table summarizes inputs used to value the Trust’s net assets at November 30, 2015 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
	Quote	Observable	Unobservable
Description	Prices	Inputs	Inputs	Total
Assets:
Municipal Bonds	$—	$446,881,931	$—	$446,881,931
Asset Backed Securities	—	30,691,941	—	30,691,941
Senior Floating Rate Interests	—	16,189,169	1,310,201	17,499,370
Corporate Bonds	—	9,328,088	27,212	9,355,300
Preferred Stocks	5,042,000	—	20	5,042,020
Collateralized Mortgage Obligations	—	3,767,000	—	3,767,000
Money Market Fund	615,195	—	—	615,195
Common Stocks	—	80,808	24	80,832
Total Assets	$5,657,195	$506,938,937	$1,337,457	$513,933,589

Liabilities:
Swap Agreements	$—	$666,924*	$—	$666,924
Total Liabilities	$—	$666,924	$—	$666,924

* Other financial instruments may include swap agreements, which are reported as unrealized gain/loss at period end.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued	November 30, 2015

The following is a summary of the significant unobservable input used in the fair valuation of assets and liabilities categorized within the Level 3 of the fair value hierarchy:

	Ending Balance at		Unobservable
Category	11/30/2015	Valuation Technique	Inputs
Senior Floating Rate Interests	$1,113,226	Enterprise Value	Valuation Multiple*
Senior Floating Rate Interest	196,975	Model Priced	Valuation Multiple*
Corporate Bonds	27,212	Model Priced	Liquidation Value
*Valuation multiples utilized ranged from 5.5 to 12.7.

Any remaining Level 3 securities held by the Trust and excluded from the table above were not considered material to the Trust.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current period.

As of November 30, 2015, the Trust had securities with a total value of $66,918 transfer from Level 3 to Level 2 due to the availability of a vendor price. The Trust had securities with a total value of $24 transfer from Level 1 to Level 3 due to lack of an active market. The Trust had securities with a total value of $570,008 transfer from Level 2 to Level 3 due to lack of vendor price.

Summary of Fair Value of Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended November 30, 2015:

LEVEL 3 – Fair Value measurement using significant unobservable inputs
		Senior
	Asset	Floating
	Backed	Rate	Corporate	Common	Preferred
	Securities	Interests	Bonds	Stocks	Stocks	Warrant	Total
Assets:
Beginning Balance	$92,811	$740,663	$83,800	$—	$—	$—	$917,274
Paydowns Received	(28,052)	(1,250)	—	—	—	—	(29,302)
Realized Gain/Loss	1,705	—	—	—	—	6,271	7,976
Change in Unrealized Gain/Loss	454	800	(60,588)	—	—	16	(59,318)
Corporate Actions	—	—	4,000	—	—	—	4,000
Sales	—	—	—	—	—	(6,287)	(6,287)
Transfers into Level 3	—	569,988	—	24	20	—	570,032
Transfers out of Level 3	(66,918)	—	—	—	—	—	(66,918)
Ending Balance	$—	$1,310,201	$27,212	$24	$20	$—	$1,337,457

32 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	November 30, 2015

ASSETS:
Investments, at value (cost $451,957,260)	$513,933,595
Restricted cash	1,502,447
Cash	23,225
Receivables:
Interest	8,367,581
Investments sold	544,350
Other assets	11,497
Total assets	524,382,695

LIABILITIES:
Reverse repurchase agreements	38,718,250
Borrowings	82,576,286
Unrealized depreciation on swap agreements	666,924
Interest due on borrowings	96,983
Payable for:
Investments purchased	5,541,515
Investment advisory fees	253,799
Excise tax	110,000
Fund accounting fees	26,225
Administration fees	9,626
Trustees’ fees and expenses*	4,506
Other fees	197,110
Total liabilities	128,201,224
NET ASSETS	$396,181,471

NET ASSETS CONSIST OF:
Common shares, $0.01 par value per share;
17,413,674 shares issued and outstanding	$174,137
Additional paid-in capital	330,968,642
Undistributed net investment income	2,582,121
Accumulated net realized gain on investments	1,147,160
Net unrealized appreciation on investments	61,309,411
NET ASSETS	$396,181,471
Net asset value	$22.75

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 33

STATEMENT OF OPERATIONS	November 30, 2015
For the Six Months Ended November 30, 2015 (Unaudited)

INVESTMENT INCOME:
Interest	$15,009,124
Dividends	237,500
Total investment income	15,246,624
EXPENSES:
Investment advisory fees	1,558,451
Interest expense	619,058
Excise tax expense	110,000
Professional fees	68,613
Fund accounting fees	63,285
Trustees’ fees and expenses*	60,546
Administration fees	59,016
Printing fees	32,931
Registration and filings	12,366
Custodian fees	11,588
Insurance	9,931
Transfer agent fees	9,303
Miscellaneous	612
Total expenses	2,615,700
Net investment income	12,630,924
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	381,641
Foreign currency transactions	3,705
Swap agreements	(535,233)
Net realized loss	(149,887)
Net change in unrealized appreciation (depreciation) on:
Investments	(8,315,504)
Foreign currency translations	(1,683)
Swap agreements	(213,800)
Net change in urealized appreciation (depreciation)	(8,530,987)
Net realized and unrealized loss	(8,680,874)
Net increase in net assets resulting from operations	$3,950,050

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

34 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)	November 30, 2015

	Period Ended
	November 30, 2015	Year ended
	(Unaudited)	May 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,630,924	$25,747,471
Net realized gain (loss) on investments	(149,887)	2,000,779
Net change in unrealized appreciation
(depreciation) on investments	(8,530,987)	2,753,128
Net increase in net assets resulting from operations	3,950,050	30,501,378
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(14,436,284)	(25,757,274)
Capital gains	—	(3,115,294)
Total distributions to shareholders	(14,436,284)	(28,872,568)
Net increase (decrease) in net assets	(10,486,234)	1,628,810
NET ASSETS:
Beginning of period	406,667,705	405,038,895
End of period	$396,181,471	$406,667,705
Undistributed net investment income at end of period	$2,582,121	$4,387,481

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 35

STATEMENT OF CASH FLOWS	November 30, 2015
For the Six Months Ended November 30, 2015 (Unaudited)

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$3,950,050
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized depreciation on investments	8,315,504
Net change in unrealized depreciation on foreign currency translations	1,683
Net change in unrealized depreciation on swap agreements	213,800
Net realized gain on investments	(381,641)
Net realized gain on paydowns received	(2,952)
Net accretion of bond discount and amortization of bond premium	(383,447)
Purchase of long-term investments	(10,789,145)
Proceeds from sale of long-term investments	6,808,993
Paydowns received on mortgage and asset backed securities	5,013,058
Net proceeds of short-term investments	251,638
Corporate actions and other payments	22,562
Decrease in interest receivable	319,923
Increase in securities sold receivable	(47,001)
Increase in other assets	(7,443)
Increase in investments purchased payable	5,442,302
Decrease in investment advisory fees payable	(15,451)
Increase in excise tax payable	110,000
Increase in interest payable on borrowings	54,889
Decrease in administration fees payable	(496)
Increase in fund accounting fees payable	926
Increase in trustees’ fees and expenses payable	2,446
Decrease in accrued expenses and other liabilities	(16,598)
Net Cash Provided by Operating and Investing Activities	18,863,600
Cash Flows From Financing Activities:
Distributions to common shareholders	(14,436,284)
Decrease in reverse repurchase agreements	(1,417,425)
Proceeds from borrowings	2,500,000
Payments made on borrowings	(5,500,000)
Net Cash Used in Financing Activities	(18,853,709)
Net increase in cash	9,891
Cash at Beginning of Period (including restricted cash)	1,515,781
Cash at End of Period (including restricted cash)	1,525,672
Supplemental Disclosure of Cash Flow Information: Cash paid during
the period for interest	564,169

See notes to financial statements.

36 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	November 30, 2015

	Period
	Ended				Year	Period
	November 30,	Year Ended	Year Ended	Year Ended	Ended	Ended
	2015	May 31,	May 31,	May 31,	May 31,	May 31,
	(Unaudited)	2015	2014	2013	2012	2011(a)

Per Share Data:
Net asset value, beginning of period	$23.35	$23.26	$23.61	$23.49	$20.65	$19.10 (b)
Income from investment operations:
Net investment income(c)	0.73	1.48	1.63	1.65	1.59	0.68
Net gain (loss) on investments (realized and unrealized)	(0.50)	0.27	(0.32)	0.07	2.74	1.50
Total from investment operations	0.23	1.75	1.31	1.72	4.33	2.18
Common shares’ offering expenses charged to paid-in-capital	—	—	—	—	—	(0.04)
Less distributions from:
Net investment income	(0.83)	(1.48)	(1.60)	(1.60)	(1.49)	(0.59)
Capital gains	—	(0.18)	(0.06)	—	—	—
Total distributions to shareholders	(0.83)	(1.66)	(1.66)	(1.60)	(1.49)	(0.59)
Net asset value, end of period	$22.75	$23.35	$23.26	$23.61	$23.49	$20.65
Market Value, end of period	$21.93	$21.64	$21.69	$22.70	$22.46	$19.54
Total Return(c)
Net asset value	1.02%	7.64%	6.15%	7.48%	21.64%	11.34%
Market value	5.28%	7.52%	3.54%	8.27%	23.35%	0.80%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$396,181	$406,668	$405,039	$411,135	$408,960	$359,444
Ratio to average net assets of:
Total expenses, including interest expense(g)(h)	1.29%	1.32%	1.35%	1.38%	1.36%	1.05%
Net investment income, including interest expense(h)	6.38%	6.26%	7.37%	6.99%	7.33%	6.00%
Portfolio turnover rate(e)	1%	11%	10%	12%	7%	3%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$121,295	$125,712	$119,887	$129,992	$125,542	$104,906
Asset Coverage per $1,000 of indebtedness(f)	$4,266	$4,235	$4,379	$4,163	$4,258	$4,426

See notes to financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 37

FINANCIAL HIGHLIGHTS continued	November 30, 2015

(a)	Since commencement of operations: October 28, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
(b)	Before deduction of offering expenses charged to capital.
(c)	Based on average shares outstanding.
(d)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value
(“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment
Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(e)	Portfolio turnover is not annualized for periods of less than one year.
(f)	Calculated by subtracting the Trust’s total liabilities (not including borrowings) from the Trust’s total asset and dividing by the total borrowings.
(g)	Excluding interest expense, the operating expense ratio for the six months ended November 30, 2015 and the years ended May 31 would be:

November
2015	2015	2014	2013	2012	2011
0.98%	1.02%	1.02%	1.02%	1.04%	0.91%(h)

(h) Annualized.

See notes to financial statements.

38 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	November 30, 2015

Note 1 – Organization:
Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The Trust operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Trust.

(a) Valuation of Investments
The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust’s securities or other assets.

Valuations of the Trust’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed and will review the valuation of all assets which have been fair valued for reasonableness. The Trust’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used by, and valuations provided by, the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. Eastern time on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean between the last available bid and ask prices on such day.

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Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, provided such amount approximates market value.

Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market.

The value of interest rate swap agreements are accounted for using the unrealized gain or loss on the agreements that is determined using the spread priced off the CME price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Eastern time. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Investments for which market quotations are not readily available (including restricted securities) are fair valued as determined in good faith by the Adviser, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

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(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as interest income. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) When-Issued and Delayed Delivery Transactions
The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(d) Distributions
The Trust declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Trust’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Trust are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

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(f) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the bid and ask price of respective exchange rates on the date of the transaction.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Trust’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Trust’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Trust’s Statement of Operations.

(g) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Trust until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in foreign currency transactions.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement among the Trust, the Adviser and GPIM, GPIM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPIM’s affiliates. As compensation for

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its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers of the Trust may also be officers, directors and/or employees of the Adviser or GPIM. The Trust does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

Rydex Fund Services, LLC (“RFS”), an affiliate of the Adviser and the Sub-Adviser, provides fund administration services to the Trust. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

RFS serves as the accounting agent of the Trust. As accounting agent, RFS is responsible for maintaining the books and records of the Trust’s securities and cash. RFS receives an accounting fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust.

Managed Assets	Rate
First $200,000,000	0.0300%
Next $300,000,000	0.0150%
Next $500,000,000	0.0100%
Over $1,000,000,000	0.0075%
Minimum annual charge	$50,000
Certain out-of-pocket charges	Varies

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Trust’s total assets minus the sum of its accrued liabilities. Total assets means all of the Trust’s assets and is not limited to its investment securities. Accrued liabilities means all of the Trust’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets.

Note 4 – Fair Value Measurement:

In accordance with GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

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Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3— significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, or Level 3, as indicated in this report.

Indicative quotes from broker—dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker—dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker—dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Federal Income Taxes:
The Trust intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Trust is subject to an excise tax of 4% of the amount by which 98% of the Trust’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

As of November 30, 2015, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

Cost of	Gross Tax	Gross Tax	Net Tax
Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation

$451,191,379	$66,751,362	$(4,009,146)	$62,742,216

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The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs), non-real estate investment trust return of capital and collateralized loan obligations.

As of May 31, 2015, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings (excluding paid-in capital) were as follows:

Undistributed	Accumulated	Unrealized
Ordinary Income	Long-Term Gains	Appreciation
$4,786,305	$ –	$70,738,621

For the year ended May 31, 2015, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2015
Ordinary Income	$26,849,752
Long-Term Capital Gain	2,022,816
$28,872,568

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).

Note 6 – Investments in Securities:
For the six months ended November 30, 2015, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $10,789,145 and $6,808,993, respectively.

Note 7 – Derivatives:
The Trust is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

(a) Swaps
Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Trust receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Trust’s obligations over its entitlements with

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respect to each swap is accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The Trust may enter into swap agreements to manage its exposure to interest rates and/or credit risk, to generate income or to manage duration. Interest rate swap agreements involve the exchange by the Trust with another party of their respective commitments to pay or receive interest. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Trust had interest rate swap agreements outstanding during the six months ended November 30, 2015, in order to help manage the cost of leverage and, indirectly, to manage duration. As of November 30, 2015, the total amount segregated in connection with swap agreements was $1,502,447. As of November 30, 2015, the Trust had swaps with a total notional value of $82,000,000 outstanding. Details of the swap agreements outstanding as of November 30, 2015, were as follows:

			Pay	Receive	Unrealized
	Termination	Notional	Fixed	Floating	Appreciation
Counterparty	Date	Amount ($000)	Rate	Rate	(Depreciation)
Bank of America	10/16/2019	$ 57,000	1.6440%	3 Month LIBOR	$ (589,443)
Bank of America	10/17/2019	$ 25,000	1.4605%	3 Month LIBOR	(77,481)
					$ (666,924)
Swaps are centrally cleared swaps.

The unrealized depreciation on interest rate swaps of $666,924 is presented as a liability on the Statement of Assets and Liabilities.

(b) Forward Foreign Currency Exchange Contracts
The Trust enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchases and sales commitments denominated in foreign currencies and for investment purposes.

A forward foreign currency exchange contracts is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. Forward foreign currency exchange contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risk may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Trust has in that particular currency contract.

As of November 30, 2015, there were no forward foreign currency exchange contracts outstanding:

(c) Summary of Derivatives Information
The following table presents the types of derivatives in the Trust by location as presented on the Statement of Assets Liabilities as of November 30, 2015.

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Statement of Assets and Liabilities
Presentation of Fair Values of Derivative Instruments:
Asset Derivatives	Liability Derivatives

	Statement of Assets		Statement of Assets
Primary Risk Exposure	and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Interest Rate Risk	N/A	$–	Unrealized depreciation	$666,924
			on swap agreements
Total		$–		$666,924

The following table presents the effect of derivatives instruments on the Statement of Operations for the six months ended November 30, 2015.

Effect of Derivative Instruments on the Statement of Operations:
Amount of Net Realized Loss on Derivatives

Primary Risk	Foreign Currency	Swap
Exposure	Transactions	Agreements	Total
Foreign Exchange Risk	$ 3,705	$ –	$ 4,410
Interest Rate Risk	–	(535,233)	(535,233)
Total	$ 3,705	$ (535,233)	$ (530,823)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Primary Risk	Foreign Currency	Swap
Exposure	Translations	Agreements	Total
Foreign Exchange Risk	$ (1,683)	$ –	$ (1,683)
Interest Rate Risk	–	(213,800)	(213,800)
Total	$ –	$ (213,800)	$ (215,483)

Derivative Volume

Forward Foreign Currency Exchange Contracts

The Trust had the following activity in forward foreign currency exchange contracts during the six months ended November 30, 2015:

Average Settlement Value Purchased	$20,279
Average Settlement Value Sold	27,863

As of November 30, 2015, the swaps average notional value was $82,000,000 and the ending notional value was $82,000,000.

Note 8 – Offsetting:

In the normal course of business, the Trust enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Trust to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

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In order to better define their contractual rights and to secure rights that will help the Trust mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counter party must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Trust from its counterparties are not fully collateralized, contractually or otherwise, the Trust bears the risk of loss from counterparty nonperformance. The Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following table presents derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with GAAP.

Net Amounts of
		Gross Amounts	Liabilities	Gross Amounts Not
		Offset in the	Presented in	Offset in the Statement
	Gross Amounts	the Statement	the Statement	of Assets & Liabilities
	of Recognized	of Assets &	of Assets &	Financial	Net
Investment Type	Liabilities1	Liabilities	Liabilities	Instruments	Amount

Reverse Repurchase
Agreement	$38,718,250	$ –	$38,718,250	$38,718,250	$ –

1 Centrally cleared swaps are excluded from these reported amounts.

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Note 9 – Capital:

Common Shares
The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,413,674 issued and outstanding. Transactions in common shares were as follows:

	Six Months Ended	Year Ended
	November 30, 2015	May 31, 2015
Beginning Shares	17,413,674	17,413,674
Shares issued through dividend reinvestment	–	–
Ending shares	17,413,674	17,413,674

Note 10 – Leverage:

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker—dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets. For the six months ended November 30, 2015, the average daily balance for which reverse repurchase agreements were outstanding amounted to $39,079,613. The weighted average interest rate was 1.59%.

As of November 30, 2015, there was $38,718,250 in reverse repurchase agreements outstanding. As of November 30, 2015, the Trust had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Interest Rates	Maturity Dates	Face Value
RBC Capital Markets	0.85%-0.95%	1/22/2016-2/24/2016	$ 38,516,250
RBC Capital Markets	0.00%	Open Maturity	202,000
			$ 38,718,250

In June 2014, the FASB issued Accounting Standards Update 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (ASU 2014-11) that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as secured borrowings, which applies to the reverse repurchase agreements held by the Trust. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of November 30, 2015, aggregated by asset class of the related collateral pledged by the Trust:

	Overnight and	Up to		Greater than
	Continuous	30 days	31 – 90 days	90 days	Total
Municipal Bonds	$202,000	$ –	$38,516,250	$ –	$38,718,250
Total Borrowings	$202,000	$ –	$38,516,250	$ –	$38,718,250
Gross amount of recognized
liabilities for reverse
repurchase agreements	$202,000	$ –	$38,516,250	$ –	$38,718,250

Borrowings
On December 7, 2011, the Trust entered into a $125,000,000 credit facility agreement. The interest rate on the amount borrowed was based on the 1 month LIBOR plus 90 basis points. An unused commitment fee of 25 basis points was charged on the difference between the $125,000,000 and the amount borrowed. On February 27, 2015, the Trust terminated this credit facility. On February 27, 2015, the Trust entered into a new $125,000,000 credit facility agreement with an approved lender. Under the current credit facility, the interest rate on the amount borrowed is based on the 3 month LIBOR plus 85 basis points, and an unused commitment fee of 25 basis points is charged on the difference between 50% of the amount available to borrow under the credit agreement and the actual amount borrowed. As of November 30, 2015, there was $33,509,544 outstanding in connection with the Trust’s credit facility. The average daily amount of borrowings on the credit facilities during the year was $31,913,916 with a related average interest rate of 1.19%. The maximum amount outstanding during the year ended was $35,509,544. As of November 30, 2015, the total value of securities segregated and pledged as collateral in connection with borrowings was $119,346,546.

The Trust’s current credit facility agreement includes usual and customary covenants. These covenants impose on the Trust asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Trust’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Trust over which the counterparty has a lien. In addition, the Trust is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

Note 11 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board of Trustees:

50 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	November 30, 2015

Restricted Securities	Acquisition Date	Cost	Value
Bush Truck Leasing LLC 2011-AA,	03/04/11	$ 21,178	$ 20,842
5.00%, due 09/25/18
Schahin II Finance Company	01/08/14	498,341	160,268
SPV Ltd., 5.87% due 09/25/22
		$ 519,519	$ 181,110

Note 12 – Indemnifications:
In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 13 – Subsequent Event:
The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 51

SUPPLEMENTAL INFORMATION (Unaudited)	November 30, 2015

Federal Income Tax Information
In January 2016, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2015.

Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Trustees
The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal business occupations during the past five years:

				Number of	Other
	Position(s)	Term of Office		Portfolios in	Directorships
Name, Address*	Held with	and Length of		Fund Complex	Held by
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Trustees
Independent Trustees:

Randall C. Barnes	Trustee	Since 2010	Current: Private Investor (2001-present).	102	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc.
(1993-1997); President, Pizza Hut International (1991-1993);
Senior Vice President, Strategic Planning and New Business
Development, PepsiCo, Inc. (1987-1990).
Donald A.	Trustee	Since 2014	Current: Business broker and manager of commercial	98	Current: Midland Care, Inc.
Chubb, Jr.			real estate, Griffith & Blair, Inc. (1997-present).		(2011-present).
(1946)

52 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2015

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued:

Jerry B. Farley	Trustee	Since 2014	Current: President, Washburn University (1997-present).	98	Current: Westar Energy, Inc. (2004-
(1946)					present); CoreFirst Bank & Trust
(2000-present).
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and President, Roman Friedrich	98	Current: Zincore Metals, Inc.
(1946)	Chairman of		& Company (1998-present).		(2009-present).
the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver Corp
	Committee				(2011-2012).
Robert B. Karn III	Trustee and	Since 2010	Current: Consultant (1998-present).	98	Current: Peabody Energy Company
(1942)	Chairman of				(2003-present); GP Natural Resource
	the Audit		Former: Arthur Andersen (1965-1997) and Managing Partner,		Partners, LLC (2002- present).
	Committee		Financial and Economic Consulting, St. Louis office (1987-1997).
Ronald A. Nyberg	Trustee and	Since 2010	Current: Partner, Nyberg & Cassioppi, LLC (2000-present).	104	Current: Edward-Elmhurst Healthcare
(1953)	Chairman of				System (2012-present).
	the Nominating		Former: Executive Vice President, General Counsel, and Corporate
	and		Secretary, Van Kampen Investments (1982-1999).
Governance
Committee
Maynard F.	Trustee	Since 2014	Current: Retired.	98	Current: Fort Hays State University
Oliverius					Foundation (1999-present); Stormont-
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Vail Foundation (2013-present);
University of Minnesota
MHA Alumni Philanthropy Committee
(2009-present).

Former: Topeka Community Foundation
(2009-2014).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 53

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2015

Number of
	Position(s)	Term of Office		Portfolios in
Name, Address*	Held with	and Length of		Fund Complex	Other Directorships
and Year of Birth	Trust	Time Served**	Principal Occupation(s) During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued:

Ronald E.	Trustee and	Since 2010	Current: Portfolio Consultant (2010-present).	101	Former: Bennett Group of Funds
Toupin, Jr.	Chairman of				(2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio Manager,
Nuveen Asset Management (1998-1999); Vice President,
Nuveen Investment Advisory Corp. (1992-1999); Vice
President and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and Portfolio
Manager, Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).

Interested Trustee:

Donald C.	President,	Since 2012	Current: President and CEO, certain other funds in the Fund Complex	233	Current: Clear Spring Life Insurance
Cacciapaglia***	Chief		(2012-present); Vice Chairman, Guggenheim Investments (2010-		Company (2015-present); Guggenheim
(1951)	Executive		present).		Partners Japan, Ltd. (2014-present);
	Officer				Delaware Life (2013-present);
	and Trustee		Former: Chairman and CEO, Channel Capital Group, Inc. (2002-		Guggenheim Life and Annuity Company
			2010).		(2011-present); Paragon Life Insurance
Company of Indiana (2011-present).

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
—Messrs. Karn, Oliverius and Toupin, are Class III Trustees. The Class III Trustees are expected to stand for re-election at the Trust’s annual meeting of share-
holders for fiscal year ending May 31, 2016.
—Messrs. Barnes, Cacciapaglia and Chubb are Class I Trustees. The Class I Trustees are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2017
—Messrs. Farley, Friedrich and Nyberg, are Class II Trustees. The Class II Trustees are expected to stand for re-election at the Trust’s annual meeting of share-
holders for fiscal year ending May 31, 2018.
***	This Trustee is deemed to be an “interested person” of the Trust under the 1940 Act by reason of his position with the Trusts’ Adviser and/or the parent of the Adviser.

54 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2015

Officers
The Officers of the Guggenheim Build America Bonds Managed Duration Trust, who are not Trustees, and their principal occupations during the past five years:

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers:
Joseph M. Arruda	Assistant	Since 2014	Current: Assistant Treasurer, certain other funds in the Fund Complex (2006-present); Vice President, Security Investors, LLC
(1966)	Treasurer		(2010-present); CFO and Manager, Guggenheim Specialized Products, LLC (2009-present).

Former: Vice President, Security Global Investors, LLC (2010-2011); Vice President, Rydex Advisors, LLC (2010); Vice President, Rydex Advisors II, LLC (2010).
William H.	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2006-present); Managing Director, Guggenheim Funds Investment
Belden, III			Advisors, LLC (2005-present).
(1965)
Former: Vice President of Management, Northern Trust Global Investments (1999-2005).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Managing Director, Guggenheim
(1966)	Compliance		Investments (2012-present).
Officer

Former: Chief Compliance Officer and Secretary, certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).

James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-
(1972)	Treasurer		present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim
(1961)	Officer		Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance
Company and Security Benefit Corporation (2004-2012).

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 55

SUPPLEMENTAL INFORMATION (Unaudited) continued	November 30, 2015

	Position(s)	Term of Office
Name, Address*	held with	and Length of
and Year of Birth	the Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2010	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments
(1978)			(2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Senior Associate, Guggenheim
(1984)	Secretary		Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the
(1979)	Treasurer		Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015);
Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex
(1974)	Treasurer		(2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund

Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing
(1955)	Officer, Chief		Director, Guggenheim Investments (2010-present).
Accounting Officer
and Treasurer
Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004);

CFO and Treasurer, Van Kampen Funds (1996-2004).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

56 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	November 30, 2015

Unless the registered owner of common shares elects to receive cash by contacting The Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Trust will be automatically reinvested by the Plan Administrator, administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 57

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	November 30, 2015

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: 866-488-3559 or online at www.computershare.com/investor.

58 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

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TRUST INFORMATION	November 30, 2015

Board of Trustees	Investment Adviser
Guggenheim Funds
Randall C. Barnes	Investment Advisors, LLC
Donald C. Cacciapaglia*	Chicago, IL
Donald A. Chubb, Jr.
Jerry B. Farley
Roman Friedrich III	Investment Sub-Adviser
Robert B. Karn III	Guggenheim Partners Investment
Ronald A. Nyberg	Management, LLC
Maynard F. Oliverius	Santa Monica, CA
Ronald E. Toupin, Jr.,
Chairman	Accounting Agent and Administrator
Rydex Fund Services, LLC
* Trustee is an “interested person” (as defined	Rockville, MD
in section 2(a)(19) of the 1940 Act)
(“Interested Trustee”) of the Trust because of	Custodian
his position as the President and CEO of the	The Bank of New York Mellon Corp.
Investment Adviser and the Sub-Adviser.	New York, NY

Principal Executive Officers	Legal Counsel
Skadden, Arps, Slate, Meagher
Donald C. Cacciapaglia	& Flom LLP
President and Chief Executive Officer	New York, NY

Joanna M. Catalucci	Independent Registered Public
Chief Compliance Officer	Accounting Firm
Ernst & Young LLP
McLean, VA
Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

62 l GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT

FUND INFORMATION continued	November 30, 2015

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders
The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Trust’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170 or
online at www.computershare.com/investor; (866) 488-3559 or online at
www.computershare.com/investor

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at guggenheiminvestments.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at guggenheiminvestments.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market.

GBAB l GUGGENHEIM BUILD AMERICA BONDS MANAGED DURATION TRUST SEMIANNUAL REPORT l 63

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC

227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(01/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

CEF-GBAB-SAR-1115

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3) Not applicable.

(b)      Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Guggenheim Build America Bonds Managed Duration Trust

By:      /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   President and Chief Executive Officer

Date:   February 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Donald C. Cacciapaglia

Name: Donald C. Cacciapaglia

Title:   President and Chief Executive Officer

Date:   February 5, 2016

By:      /s/ John L. Sullivan

Name: John L. Sullivan

Title:   Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   February 5, 2016